SUPPLEMENT TO THE
FIDELITY SYSTEMATIC
INVESTMENT PLANS:
DESTINY PLANS I
DESTINY PLANS II
NOVEMBER 22, 1996
PROSPECTUS
The following information replaces similar information found in the "General" section on page 20:
Fidelity Systematic Investment Plans are currently offered in all states.